SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   ___________


Date of Report (Date of earliest event reported)       September 4, 1997
                                                 -------------------------------

                              AEROSONIC CORPORATION
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             (Exact name of registrant as specified in its charter)

          DELAWARE                  0-4988                 74-1668471
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(State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)


 1212 No. Hercules Avenue, Clearwater, Florida                 34625
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   (Address of principal executive offices)                  (Zip Code)

                                 (813) 461-3000
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              (Registrant's telephone number, including Area Code)

                                 Non applicable
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         (Former name, former address and former fiscal year, if changed since last report)

Item 5.   Other Events

Aerosonic Corporation announces today that William C. Parker has retired as President. Mr, Parker was elected President in April 1997. J. Mervyn Nabors, Aerosonic's Chairman and CEO will resume the role of President in addition to his current responsibilities. Mr. Parker will be retained as a consultant to the Company and will also remain on the Company's Board of Directors.

P. Mark Perkins, Vice President of Marketing for Gulf Aerospace Inc., has been elected to Aerosonic Corporation's Board of Directors. Mr. Perkins brings with him vast industry knowledge and has over fourteen years of experience in the aviation industry.










                                   SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 AEROSONIC CORPORATION
                                           -------------------------------------
                                                     (Registrant)



Date:   September 4, 1997                       /s/ J. Mervyn Nabors
      ---------------------                -------------------------------------
                                           J. Mervyn Nabors, Chairman,
                                           President and Chief Executive Officer